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                                 Amendment No. 2

                                       to

                              Amended and Restated

                          Agreement and Plan of Merger

                                      among

                             Base Ten Systems, Inc.

                                 Newco B10, Inc.

                                       and

                              ConvergenceHealth.com







                                  June 18, 2002









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                                 AMENDMENT NO. 2
                                       TO
                AMENDED AND RESTATED AGREEMENT AND PLAN OF MERGER
                -------------------------------------------------

         This AMENDMENT NO. 2 TO AMENDED AND RESTATED AGREEMENT AND PLAN OF MERGER, dated as of June 18, 2002 (this "Amendment No. 2"), is by and among Base Ten Systems, Inc., a New Jersey corporation having its principal office at 535 East County Line Road, Suite 16, Lakewood, New Jersey 08701 ("Base Ten"), Newco B10, Inc., a Nevada corporation wholly-owned by Base Ten having its principal office at 535 East County Line Road, Suite 16, Lakewood, New Jersey 08701 ("Newco," and together with Base Ten, the "Purchasers"), and ConvergenceHealth.com, a Nevada corporation having its principal office at 774 Mays Boulevard, Suite 386, Incline Village, Nevada 89451 (the "Company," and together with the Purchasers, the "Parties").

         WHEREAS, the Parties entered into an Agreement and Plan of Merger, dated as of January 18, 2002 (the "Original Merger Agreement");

         WHEREAS, the Parties subsequently entered into an Amended and Restated Agreement and Plan of Merger, executed on February 1, 2002 and effective as of January 18, 2002 (the "Amended and Restated Merger Agreement");

         WHEREAS, the Parties subsequently entered into an Amendment No. 1 to the Amended and Restated Agreement and Plan of Merger, dated as of March 7, 2002 ("Amendment No. 1"), amending the Amended and Restated Merger Agreement;

         WHEREAS, Base Ten purchased 800,000 shares of the Company's Series A-3 Preferred Stock upon the execution of the Original Merger Agreement and an additional 200,000 shares of the Company's Series A-3 Preferred Stock (the "February 2002 BT Purchased Shares") upon the execution of Amendment No. 1;

         WHEREAS, the Parties desire to further amend the terms of the Amended and Restated Merger Agreement and to have the Original Merger Agreement, the Amended and Restated Merger Agreement, and Amendment No. 1, as amended hereby, continue in full force and effect;

         WHEREAS, Section 8.2 of the Amended and Restated Merger Agreement provides that the Parties may amend the Amended and Restated Merger Agreement so long as such amendment is set forth in writing and is executed by the Parties;

         WHEREAS, the Boards of Directors of each of Base Ten, Newco, and the Company have duly approved this Amendment No. 2 and the transactions contemplated hereby; and

         WHEREAS, unless otherwise defined in this Amendment No. 2, capitalized terms contained herein have the meanings set forth in the Amended and Restated Merger Agreement.


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         NOW, THEREFORE, in consideration of the premises and mutual covenants and agreements set forth in this Amendment, the Parties hereby agree as follows:

         SECTION 1. Supplemental Investment in the Company.

                  (a) Prior to or concurrent with the execution of this Amendment No. 2, Base Ten shall purchase 160,000 shares of the Company's Series A-3 Preferred Stock (the "June 2002 BT Purchased Shares") for an aggregate purchase price of $40,000 ($0.25 per share), on the terms and conditions set forth in the June 2002 Purchase Agreement, dated as of the date hereof, by and among Base Ten and the Company, substantially in the form of Exhibit A annexed hereto.

                  (b) The parties agree that wherever the term "BT Purchased Shares" is used in the Amended and Restated Merger Agreement, such reference (which, pursuant to Amendment No. 1, includes the February 2002 BT Purchased Shares) shall also include the June 2002 BT Purchased Shares.

         SECTION 2. Events of Termination. Section 7.1(b) and Section 7.1(c) of the Amended and Restated Merger Agreement, on page 57 thereof, as amended by
Section 6 of Amendment No. 1, on page 3 thereof, are hereby amended to provide, in their entirety, as follows:

                  (b) by either Base Ten or the Company if the Merger shall not have been consummated on or before August 31, 2002, provided the terminating party is not otherwise in material breach of its obligations under this Agreement;

                  (c) by either Base Ten or the Company if this Agreement is not approved at the 2002 annual meeting of the stockholders of Base Ten or at such other meeting of the stockholders of Base Ten held prior to August 31, 2002;

         SECTION 3. Miscellaneous.

                  (a) Waivers, Amendments to be in Writing. No waiver, amendment, modification or supplement of this Amendment No. 2 will be binding upon a Party unless such waiver, amendment, modification or supplement is set forth in writing and is executed by such Party.

                  (b) Successors and Assigns. Except as otherwise expressly provided in this Amendment No. 2, all covenants and agreements set forth in this Amendment No. 2 by or on behalf of the Company and Base Ten will bind and inure to the benefit of the respective successors and assigns of the Company and Base Ten, whether so expressed or not. Notwithstanding the foregoing, neither this Amendment No. 2 nor any of the rights, interests or obligations hereunder may be assigned by either party without the prior written consent of the other party.


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                  (c) Governing Law. This Amendment No. 2 will be governed by and construed in accordance with the domestic laws of the State of New Jersey, without giving effect to any choice of law or conflict rule of any jurisdiction that would cause the laws of any other jurisdiction to be applied. In furtherance of the foregoing, the internal law of the State of New Jersey will control the interpretation and construction of this Amendment No. 2, even if under any choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily apply.

                  (d) Jurisdiction. Each of the Parties hereby (i) irrevocably submits to the jurisdiction of the state courts of, and the federal courts located in, the State of New Jersey in any action or proceeding arising out of or relating to, this Amendment No. 2, (ii) waives, and agrees to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Amendment No. 2 or the subject matter hereof may not be enforced in or by such court, and waives and agrees not to seek any review by any court of any other jurisdiction which may be called upon to grant an enforcement of the judgment of any such court.

                  (e) Ratification; Interpretation. Except as expressly modified by this Amendment No. 2, the Amended and Restated Merger Agreement and Amendment No. 1 shall remain in full force and effect, and the terms and provisions thereof are hereby ratified and affirmed in all respects. Without limiting the generality of the foregoing, the parties agree that in the event of a conflict between any provision of the Amended and Restated Merger Agreement, Amendment No. 1, and this Amendment No. 2, the provisions of this Amendment No. 2 shall control.

                  (f) Severability of Provisions. If any provision of this Amendment No. 2 is held to be invalid for any reason whatsoever, then such provision will be deemed severable from the remaining provisions of this Amendment No. 2 and will in no way affect the validity or enforceability of any other provision of this Amendment No. 2.

                  (g) Counterparts. The Parties may execute this Amendment No. 2 in separate counterparts (no one of which need contain the signatures of all Parties), each of which will be an original and all of which together will constitute one and the same instrument.

                  (h) Headings. The headings used in this Amendment No. 2 are for the purpose of reference only and will not affect the meaning or interpretation of any provision of this Amendment No. 2.



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         IN WITNESS WHEREOF, the Parties have executed this Amendment No. 2 as of June 18, 2002.

                                      CONVERGENCEHEALTH.COM


                                      By:
                                         ----------------------------------
                                           Name:   Byron Gehring
                                           Title:  Chief Executive Officer

                                      BASE TEN SYSTEMS, INC.


                                      By:
                                         ----------------------------------
                                           Name:   Kenneth W. Riley
                                           Title:  Chief Financial Officer

                                      NEWCO B10, INC.


                                      By:
                                         ----------------------------------
                                           Name:   Kenneth W. Riley
                                           Title:  President



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                                                                       Exhibit A


                         FORM OF JUNE PURCHASE AGREEMENT
                         -------------------------------





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